                                                                Exhibit 10.4

                            BRANDYWINE REALTY TRUST

            PRO FORMA CONDENSED CONSOLIDATING FINANCIAL INFORMATION

     The following sets forth the pro forma condensed consolidating balance sheet of Brandywine Realty Trust ("the Company) as of September 30, 1996, and the pro forma condensed consolidating statements of operations for the year ended December 31, 1995 and the nine-month period ended September 30, 1996.

     The unaudited pro forma condensed consolidating financial information is presented as if the following transactions had been consummated on September 30, 1996, for balance sheet purposes, and at the beginning of the period presented, for purposes of the statements of operations:

     - The Company consummated the Offering and applied the net proceeds therefrom as described under "Use of Proceeds". This pro forma condensed consolidating financial information should be read in conjunction with the historical financial statements of the Company, the SSI/TNC Properties, the LibertyView Building, and the Acquisition Properties (defined below) and the related notes thereto included elsewhere herein. In management's opinion, all adjustments necessary to reflect the effects of the transactions to be consummated have been made.

     - The Company issued 4,000,000 Common Shares at $16.50 per share.

     - The $774,000 loan from the RMO Fund was satisfied by the Company by the issuance of 46,321 Paired Units to the RMO Fund.

     - The Company acquired its partnership interests in the Operating Partnership.

     - The Operating Partnership acquired the 19 SSI/TNC Properties in connection with the SSI/TNC transaction.

     - The Company acquired the LibertyView Building.

     - In conjunction with the Offering the Company acquired the SERS Properties, Delaware Corporate Center I, 700/800 Business Center Drive, and 8000 Lincoln Drive (hereinafter referred to as the "Acquisition Properties") for $26,444,000 of Preferred Shares, $3,225,000 of deferred payments, $56,000 of warrants and $24,293,000 of cash.

     - The Company will contribute the net proceeds from the Offering to the Operating Partnership in exchange for 4,000,000 GP Units.

     - The Company will issue 636,363 Common Shares at $16.50 per share to SERS Voting Trust, in exchange for $10.5 million and contribute such proceeds to the Operating Partnership in exchange for 636,363 GP Units.

     - Following the Offering and the application of the net proceeds therefrom, the Operating Partnership will repay $47,868,000 of indebtedness secured by the Properties, $764,000 of loans made by SSI to the Operating Partnership and a $500,000 prepayment penalty.

     - The Company will issue 709,090 Common Shares at $16.50 per share in the Morgan Stanley Private Placement and contribute the proceeds to the Operating Partnership in exchange for 709,090 GP Units.

     The pro forma condensed consolidating financial information is unaudited and is not necessarily indicative of what the actual financial position would have been at September 30, 1996, nor does it purport to represent the future financial position and the results of operations of the Company.

                            BRANDYWINE REALTY TRUST

                PRO FORMA CONDENSED CONSOLIDATING BALANCE SHEET

                    AS OF SEPTEMBER 30, 1996 (NOTES 1 AND 2)
                                  (UNAUDITED)
                                 (IN THOUSANDS)

                                                   BRANDYWINE
                                                  REALTY TRUST                          PRO FORMA
                                                   HISTORICAL         ACQUISITION       OFFERING          PRO FORMA
                                                 CONSOLIDATED(A)     PROPERTIES(B)     ADJUSTMENTS       CONSOLIDATED
                                                 ---------------     -------------     -----------       ------------
ASSETS:
  Real estate investments, net.................     $  98,818          $  52,853        $      --          $151,671
  Cash and cash equivalents....................         1,859            (24,293)          31,147(C)          8,713
  Escrowed cash................................           966              1,355             (145)(D)         2,176
  Deferred costs, net..........................         2,290                 --              355(E)          2,645
  Other assets.................................         2,250               (190)              --             2,060
                                                     --------            -------          -------          --------
          Total assets.........................     $ 106,183          $  29,725        $  31,357          $167,265
                                                     ========            =======          =======          ========
LIABILITIES:
  Mortgages and notes payable..................     $  83,020          $   3,225        $ (49,406)(F)      $ 36,839
  Other liabilities............................         3,096                 --             (745)(G)         2,351
                                                     --------            -------          -------          --------
          Total liabilities....................        86,116              3,225          (50,151)           39,190
                                                     --------            -------          -------          --------
MINORITY INTEREST..............................         8,758                 --           (8,233)(H)           525
                                                     --------            -------          -------          --------
Convertible Preferred Shares...................            --             26,444               --            26,444
                                                     --------            -------          -------          --------
BENEFICIARIES' EQUITY:
  Common shares of beneficial interest.........             9                 --               54(I)             63
  Additional paid-in capital...................        20,443                 --           89,439(J)        109,882
  Stock warrants...............................           658                 56              248(K)            962
  Accumulated equity (deficit).................        (9,801)                --               --            (9,801)
                                                     --------            -------          -------          --------
          Total beneficiaries' equity..........        11,309                 56           89,741           101,106
                                                     --------            -------          -------          --------
          Total liabilities and beneficiaries'
            equity.............................     $ 106,183          $  29,725        $  31,357          $167,265
                                                     ========            =======          =======          ========

The accompanying notes and management assumptions are an integral part of these statements.

                            BRANDYWINE REALTY TRUST

           PRO FORMA CONDENSED CONSOLIDATING STATEMENT OF OPERATIONS
              FOR THE YEAR ENDED DECEMBER 31, 1995 (NOTES 1 AND 3)
                                  (UNAUDITED)
               (IN THOUSANDS, EXCEPT SHARE AND PER SHARE AMOUNTS)

                                                             TOTAL
                                                           ADJUSTED
                                                            SSI/TNC
                                                          PROPERTIES
                                          BRANDYWINE          AND
                                            REALTY        LIBERTYVIEW        TOTAL
                                            TRUST          BUILDING        ADJUSTED
                                          HISTORICAL       COMBINED       ACQUISITION    PRO FORMA           TOTAL PRO
                                         CONSOLIDATED     HISTORICAL      PROPERTIES      OFFERING             FORMA
                                             (A)              (B)             (C)        ADJUSTMENT         CONSOLIDATED
                                         ------------    -------------    -----------    ----------         ------------
Revenue:
  Base rents...........................    $  3,517         $ 8,948         $ 6,348       $     --           $   18,813
  Tenant reimbursements................          66           3,430             450             --                3,946
  Other................................          83               3              --             --                   86
                                             ------         -------          ------        -------              -------
          Total revenue................       3,666          12,381           6,798             --               22,845
                                             ------         -------          ------        -------              -------
Operating expenses:
  Interest.............................         793           6,700             258         (4,355)(D)            3,396
  Depreciation and amortization........       1,402           4,090           1,691            415(E)             7,598
  Property expenses....................       1,608           4,222           3,408            891(G)            10,129
  General and administrative...........         682             670              --           (562)(H)              790
                                             ------         -------          ------        -------              -------
          Total operating expenses.....       4,485          15,682           5,357         (3,611)              21,913
                                             ------         -------          ------        -------              -------
          Income (loss) before minority
            interest...................        (819)         (3,301)          1,441          3,611                  932
Minority interest in income (loss).....           5          (1,182)             --          1,307(F)               130
                                             ------         -------          ------        -------              -------
Income (loss) before uncombined entity
  and extraordinary items..............        (824)         (2,119)          1,441          2,304                  802
Equity income of management company....          --             179              --           (107)(I)               72
                                             ------         -------          ------        -------              -------
Income (loss) before extraordinary
  items................................        (824)         (1,940)          1,441          2,197                  874
Income allocated to Preferred Shares...          --              --              --          2,248(J)             2,248
                                             ------         -------          ------        -------              -------
Income (loss) allocated to
  Common Shares........................    $   (824)        $(1,940)        $ 1,441       $    (51)          $   (1,374)
                                             ======         =======          ======        =======              =======
Earnings (loss) per share before
  extraordinary items:.................
  Income (loss) before extraordinary
     items.............................    $  (1.32)                                                         $     0.14
                                             ======                                                             =======
  Income (loss) allocated to Common
     Shares............................    $  (1.32)                                                         $    (0.22)
                                             ======                                                             =======
Weighted average number of shares
  outstanding including share
  equivalents..........................     624,791                                                           6,309,016
                                             ======                                                             =======

The accompanying notes and management assumptions are an integral part of these statements.

                            BRANDYWINE REALTY TRUST

           PRO FORMA CONDENSED CONSOLIDATING STATEMENT OF OPERATIONS
       FOR THE NINE-MONTH PERIOD ENDED SEPTEMBER 30, 1996 (NOTES 1 AND 3)
                                  (UNAUDITED)
               (IN THOUSANDS, EXCEPT SHARE AND PER SHARE AMOUNTS)

                                                             TOTAL
                                                           ADJUSTED
                                                            SSI/TNC
                                                          PROPERTIES
                                          BRANDYWINE          AND
                                            REALTY        LIBERTYVIEW        TOTAL
                                            TRUST          BUILDING        ADJUSTED
                                          HISTORICAL       COMBINED       ACQUISITION    PRO FORMA           TOTAL PRO
                                         CONSOLIDATED     HISTORICAL      PROPERTIES      OFFERING             FORMA
                                             (A)              (B)             (C)        ADJUSTMENT         CONSOLIDATED
                                         ------------    -------------    -----------    ----------         ------------
Revenue:
  Base rents...........................    $  4,063         $ 5,714         $ 5,828       $     --           $   15,605
  Tenant reimbursements................         467           2,511             277             --                3,255
  Other................................          69             100              --             --                  169
                                            -------         -------          ------        -------            ---------
                                              4,599           8,325           6,105             --               19,029
                                            -------         -------          ------        -------            ---------
Operating expenses:
  Interest.............................       1,342           3,783             194         (2,746)(D)            2,573
  Depreciation and amortization........       1,173           2,819           1,268            311(E)             5,571
  Property expenses....................       1,867           2,831           2,724            605(G)             8,027
  General and administrative...........         439             715              --           (567)(H)              587
                                            -------         -------          ------        -------            ---------
          Total operating expenses.....       4,821          10,148           4,186         (2,397)              16,758
                                            -------         -------          ------        -------            ---------
          Income (loss) before minority
            interest...................        (222)         (1,823)          1,919          2,397                2,271
Minority interest in income (loss).....         (40)           (513)                           737(F)               184
                                            -------         -------          ------        -------            ---------
Income (loss) before uncombined entity
  and extraordinary items..............        (182)         (1,310)          1,919          1,660                2,087
Equity income of management company....          54              75                            115(I)               244
                                            -------         -------          ------        -------            ---------
Income (loss) before extraordinary
  items................................    $   (128)        $(1,235)        $ 1,919       $  1,775           $    2,331
Income (loss) allocated to Preferred
  Shares...............................          --              --              --          1,686(J)             1,686(I)
                                            -------         -------          ------        -------            ---------
Income (loss) allocated to Common
  Shares...............................    $   (128)        $(1,235)        $ 1,919       $     89           $      645
                                            =======         =======          ======        =======            =========
Earnings per common share before
  extraordinary items..................
  Income (loss) before extraordinary
     items.............................    $  (0.19)                                                         $     0.37
                                            =======                                                           =========
  Income (loss) allocated to Common
     Shares............................    $  (0.19)                                                         $     0.10
                                            =======                                                           =========
Weighted average number of shares
  outstanding..........................     676,801                                                           6,308,053(K)
                                            =======                                                           =========

The accompanying notes and management assumptions are an integral part of these statements.

                            BRANDYWINE REALTY TRUST

                     NOTES AND MANAGEMENT'S ASSUMPTIONS TO
                  UNAUDITED PRO FORMA CONDENSED CONSOLIDATING
                             FINANCIAL INFORMATION
               (IN THOUSANDS, EXCEPT SHARE AND PER-SHARE AMOUNTS)

1. BASIS OF PRESENTATION:

     Brandywine Realty Trust (the "Company") is a Maryland real estate investment trust. As of September 30, 1996, the Company owned interests in 24 properties, consisting of 23 suburban office buildings in three states and one industrial property. The Company is the sole general partner and has an approximately 59% interest in Brandywine Operating Partnership, L.P. (the "Operating Partnership"). The minority interests in the Operating Partnership include TNC and other owners, and SSI, which have ownership interests of 31% and 10%, respectively.

     These pro forma financial statements should be read in conjunction with the historical financial statements and notes thereto of the Company, the SSI/TNC Properties, the LibertyView Building and the Acquisition Properties included elsewhere herein. In management's opinion, all adjustments necessary to reflect the effects of the Offering and the Concurrent Investments, the acquisitions of the SSI/TNC Properties, the LibertyView Building and the Acquisition Properties by the Company have been made.

2. ADJUSTMENTS TO PRO FORMA CONDENSED CONSOLIDATING BALANCE SHEET:

     (A) Reflects the historical consolidated balance sheet of the Company as of September 30, 1996.

     Acquisition Properties

     (B) Reflects the combined balance sheets of the acquisitions of the Acquisition Properties as follows:

                                                           DELAWARE     700/800
                                                          CORPORATE    BUSINESS      8000
                                              SERS          CENTER      CENTER      LINCOLN
                                          PROPERTIES(i)     I(ii)      DRIVE(ii)   DRIVE(ii)   COMBINED
                                          -------------   ----------   ---------   ---------   --------
    Real estate investments, net........     $29,496       $  12,954    $  7,313    $  3,090   $ 52,853
    Cash and cash equivalents...........      (1,126)        (12,839)     (7,263)     (3,065)   (24,293)
    Other assets........................          --            (115)        (50)        (25)      (190)
    Escrowed cash.......................       1,355              --          --          --      1,355
                                             -------        --------     -------     -------   --------
              Total assets..............     $29,725       $      --    $     --    $     --   $ 29,725
                                             =======        ========     =======     =======   ========
    Liabilities:
      Mortgages and notes payable.......     $ 3,225       $      --    $     --    $     --   $  3,225
                                             -------        --------     -------     -------   --------
              Total liabilities.........       3,225              --          --          --      3,225
                                             -------        --------     -------     -------   --------
    Convertible Preferred Shares........      26,444              --          --          --     26,444
                                             -------        --------     -------     -------   --------
              Total beneficiaries'
                equity..................          56              --          --          --         56
                                             -------        --------     -------     -------   --------
              Total liabilities and
                beneficiaries' equity...     $29,725       $      --    $     --    $     --   $ 29,725
                                             =======        ========     =======     =======   ========

---------------
(i) The purchase price for the SERS Properties consists of: (i) 481,818 Series A Preferred Shares, convertible, under certain circumstances, into 1,606,060 Common Shares; (ii) two year warrants to purchase 133,333 Common Shares at an exercise price of $25.50 per share and based on a $.42 per warrant value (based on a modified Black Scholes calculation); and (iii) deferred payments aggregating $3.8 million, of which $2.5 million is payable in June 1998 and $1.3 million is due in December 1999. The Company recorded a $575 adjustment to the purchase price to reflect the fair value of the deferred payments. In addition, closing costs of $1,126 have been capitalized to real estate investments, net.

(ii) Reflects the Company's acquisition of these properties based upon the purchase price plus closing costs as follows:

                                                              PURCHASE     CLOSING
                                                               PRICE        COSTS       TOTAL
                                                              --------     -------     -------
    Delaware Corporate Center I.............................  $ 12,700      $ 254      $12,954
    700/800 Business Center Drive...........................     7,100        213        7,313
    8000 Lincoln Drive......................................     3,000         90        3,090
                                                               -------       ----      -------
                                                              $ 22,800      $ 557      $23,357
                                                               =======       ====      =======

     Offering

     (C) Pro forma cash and cash equivalents were determined as follows:

       - Net proceeds from this Offering after underwriting discounts and commissions and estimated Offering expenses of $6,870.............  $ 59,130
       - Net proceeds from the Morgan Stanley Private Placement............    11,700
       - Net proceeds from the SERS Private Placement......................    10,500
       - Repayment of mortgages and notes payable including related
         costs.............................................................   (49,132)
       - Payment of commitment fee on the Credit Facility..................      (875)
       Other cash activities --
       - Release of escrowed cash resulting from the repayment of mortgage
       notes payable.......................................................       145
       - Payment of accrued interest.......................................      (321)
                                                                             --------
       - Net increase in cash and cash equivalents.........................  $ 31,147
                                                                             ========
(D)    Release of escrowed cash resulting from the repayment of mortgage
       notes payable.......................................................  $   (145)
                                                                             ========
(E)    Reflects the net increase in deferred financing costs as follows:
       - Credit Facility...................................................  $    875
       - Elimination of previously deferred costs..........................      (424)
       - Repayment of mortgage notes.......................................       (96)
                                                                             --------
                                                                             $    355
                                                                             ========
(F)    Reflects the net decrease in mortgages and notes payable:
       - Repayment of mortgages and notes payable from net proceeds of this
         Offering..........................................................  $(48,632)
       - Payment of the note payable to the RMO Fund through the issuance
       of Paired Units.....................................................      (774)
                                                                             --------
                                                                             $(49,406)
                                                                             ========
(G)    Reflects the payment of accrued interest in connection with the repayment of mortgages and notes payable and payment of previously
       deferred costs......................................................  $   (745)
                                                                             ========
(H)    Reflects the reduction of minority interest upon the Company's equity contribution of the net proceeds from the Offering to the
       Operating Partnership and $22.2 million of net proceeds from the private placement and the issuance of Common Shares. Upon making this contribution, the Company will receive 5,345,453 GP Units which will increase its ownership percentage to 94%.......................  $ (8,233)
                                                                             ========
(I)    Par value of the Common Shares to be issued.........................  $     54
                                                                             ========

(J)    Reflects (i) the issuance of 4,000,000 Common Shares, par value of $.01 per share, at the offering price of $16.50 per share; (ii) the issuance of 709,090
       Common Shares, at $16.50 per share in the Morgan Stanley private placement;
       (iii) the issuance of 636,363 Common Shares at the offering price of $16.50 per share to SERS Voting Trust in connection with the SERS Private Placement;
       and (iv) the issuance of 46,321 Paired Units to the RMO Fund. The following table sets forth the adjustments to additional paid-in capital:
       - Net proceeds from the Offering of Common Shares after
         underwriting discounts and commissions and Offering
         expenses.................................................  $59,130
                                                                    -------
       Less: Adjusted par value of Common Shares at $.01 par......      (40)    $59,090
                                                                    -------     -------
       - Net proceeds from the Concurrent Investments net of par
       value of $13...............................................               22,187
       - Write-off of deferred financing costs....................                  (96)
       - Additional capital contribution to the Operating
         Partnership..............................................                8,233
       - Prepayment of note payable to the RMO Fund, net of par
       value of $1................................................                  525
       - Prepayment penalty.......................................                 (500)
                                                                                -------
       Net increase in additional paid-in capital.................              $89,439
                                                                                =======
(K)    Reflects the issuance of 46,321 warrants to the RMO Fund,
       based on a $5.40 per warrant value (based on a modified
       Black Scholes calculation).................................              $   248
                                                                                =======

3. ADJUSTMENTS TO PRO FORMA CONDENSED
   CONSOLIDATING STATEMENTS OF OPERATIONS:

     (A)   Reflects the historical consolidated operations of the Company.

     SSI/TNC Transaction and Liberty View Building Acquisition

     (B) Reflects the adjusted historical operations of the SSI/TNC Properties which were acquired on August 22, 1996 and LibertyView Building which was acquired on July 19, 1996. The historical operations of the SSI/TNC Properties exclude the extraordinary gains on restructuring of debt of $5,559 and $494 for the year ended December 31, 1995 and the nine-month period ended September 30, 1996, respectively.

FOR THE YEAR ENDED DECEMBER 31, 1995

                                                                                             TOTAL ADJUSTED
                                                                                                SSI/TNC
                                                                                               PROPERTIES
                                                                                                  AND
                                              SSI/TNC                                         LIBERTYVIEW
                                             PROPERTIES     LIBERTYVIEW                         BUILDING
                                             HISTORICAL       BUILDING        PRO FORMA         COMBINED
                                              COMBINED       HISTORICAL      ADJUSTMENTS       HISTORICAL
                                             ----------     ------------     -----------     --------------
Revenue:
  Base rents...............................   $  7,829         $1,119          $    --          $  8,948
  Tenant reimbursements....................      2,895            535               --              3430
  Management fees..........................        617             --             (617)(iv)           --
  Other....................................          3             --               --                 3
                                              ---------        ------          --------         --------
     Total revenue.........................     11,344          1,654             (617)           12,381
                                              ---------        ------          --------         --------
Operating expenses:
  Interest.................................      5,855             --              845(i)          6,700
  Depreciation and amortization............      4,336             --             (246)(ii)        4,090
  Property expenses........................      3,424            798               --             4,222
  General and administrative...............      1,108             --             (438)(iv)          670
                                              ---------        ------          -------          --------
     Total operating expenses..............     14,723            798              161            15,682
     Income (loss) before minority
       interest............................     (3,379)           856             (778)           (3,301)
Minority interest in income (loss).........         --             --           (1,182)(iii)      (1,182)(iii)
                                              ---------        ------          -------          --------
Income (loss) before uncombined entity and
  extraordinary items......................     (3,379)           856              404            (2,119)
Equity income of management company........         --             --              179               179
                                              ---------        ------          -------          --------
Income (loss) before extraordinary items...   $ (3,379)        $  856          $   583          $ (1,940)
                                              ========         ======          =======          ========

FOR THE NINE MONTHS ENDED SEPTEMBER 30, 1996

                                                                                                 TOTAL
                                                                                                ADJUSTED
                                                                                                SSI/TNC
                                             SSI/TNC                                         PROPERTIES AND
                                            PROPERTIES      LIBERTYVIEW                       LIBERTYVIEW
                                            HISTORICAL        PROPERTY                          BUILDING
                                             COMBINED        HISTORICAL       PRO FORMA         COMBINED
                                           THRU 8/22/96     THRU 7/19/96     ADJUSTMENTS       HISTORICAL
                                           ------------     ------------     -----------     --------------
Revenue:
  Base rents.............................    $  5,059          $  655          $    --          $  5,714
  Tenant reimbursements..................       2,250             261               --             2,511
  Management fees........................         778              --             (778)(iv)           --
  Other..................................         100              --               --               100
                                             --------          ------          -------          --------
     Total revenue.......................       8,187             916             (778)            8,325
                                             --------          ------          -------          --------
Operating expenses:
  Interest...............................       3,322              --              461(i)          3,783
  Depreciation and amortization..........       2,717              --              102(ii)         2,819
  Property expenses......................       2,831              --               --             2,831
  General and administrative.............         599             399             (283)(iv)          715
                                             --------          ------          -------          --------
     Total operating expenses............       9,469             399              280            10,148
     Income (loss) before minority
       interest..........................      (1,282)            517           (1,058)           (1,823)
Minority interest in income (loss).......          --              --             (513)(iii)        (513)
                                             --------          ------          ---------        --------
Income (loss) before uncombined entity
  and extraordinary items................      (1,282)            517             (545)           (1,310)
Equity income of management company......          --              --               75(iv)            75
                                             --------          ------          ---------        --------
Income (loss) before extraordinary
  items..................................    $ (1,282)         $  517          $  (470)         $ (1,235)
                                             ========          ======          =======          ========

                                                                                               FOR THE
                                                                                             PERIOD FROM
                                                                                           JANUARY 1, 1996
                                                                                               TO THE
                                                                          FOR THE            RESPECTIVE
                                                                        YEAR ENDED           ACQUISITION
                                                                     DECEMBER 31, 1995          DATE
                                                                     -----------------     ---------------
          (i) Reflects the increase in interest expense resulting
              from:
      -    the Note payable to SSI (which bears interest at
           prime) assuming a prime rate of 8.25%.................          $  33                $  21
      -    the Mortgage and notes payable of the LibertyView
           Building, with effective rates of 8% per annum........            750                  406
      -    the Note payable to the RMO fund (which bears interest
           at prime) assuming a prime rate of 8.25%..............             62                   34
                                                                           -----                -----
                                                                           $ 845                $ 461
                                                                           =====                =====
        (ii) Reflects the (decrease) increase in depreciation and
             amortization as follows:
      -    Depreciation of capitalized costs from the SSI/TNC
           Transaction included in real estate investments.......          $  33                $  24
      -    Depreciation of buildings acquired over a 25-year
           useful life and tenant improvements and other
           furniture, fixtures and equipment (FF&E) over five
           years in general......................................           (563)                 (76)
      -    Depreciation of the LibertyView Building over a
           35-year useful life...................................            244                  132
      -    Amortization of deferred financing costs related to
           the LibertyView Building..............................             40                   22
                                                                           -----                -----
                                                                           $(246)               $ 102
                                                                           =======              =====

     (iii) Minority interest in income (loss) has been reflected in accordance with the terms of the Operating Partnership Agreement. As of September 30, 1996, the Company owns 59% of the Operating Partnership. The remaining 41% of the Operating Partnership is owned by TNC, SSI and the other owners whose interests are reflected as minority interest. The adjustments to record the income effect of minority interest share of loss for the periods ended December 31, 1995, and September 30, 1996, in the pro forma statements of operations were computed as follows:

                                                       FOR THE               FOR THE
                                                      YEAR ENDED           NINE-MONTHS
                                                     DECEMBER 31,             ENDED
                                                         1995           SEPTEMBER 30, 1996
                                                     ------------       ------------------
          SSI/TNC Properties loss before Minority
            Interest...............................    $ (3,379)             $ (1,282)
          Impact of pro forma adjustments..........         497                    31
                                                       --------              --------
                    Total loss.....................    $ (2,882)             $ (1,251)
                                                       ========              ========
          Pro forma minority interest in loss
            (41%)..................................    $ (1,182)             $   (513)
                                                       ========              ========

     (iv) Reflects the results of operations of the Management Company from third party management services as accounted for using the equity method.

     Acquisition Properties

     (C) Reflects the combined pro forma statements of operations of the Acquisition Properties for the year ended December 31, 1995 and the nine months ended September 30, 1996, respectively.

                      FOR THE YEAR ENDED DECEMBER 31, 1995

                                              DELAWARE         700/800
                                 SERS         CORPORATE        BUSINESS       8000 LINCOLN      PRO FORMA      COMBINED
                             PROPERTIES(i)   CENTER I(i)   CENTER DRIVE(i)      DRIVE(i)     ADJUSTMENTS(ii)    TOTAL
                             -------------   -----------   ----------------   ------------   ---------------   --------
Revenue:
  Base rents................    $ 4,366         $ 410            $567            $1,005          $    --        $6,348
  Tenant reimbursements.....        238            --             188                24               --           450
                                 ------         -----            ----              ----         --------        ------
                                  4,604           410             755             1,029               --         6,798
                                 ------         -----            ----              ----         --------        ------
Operating expenses:
  Interest..................         --            --              --                --              258(ii)       258
  Depreciation and
    amortization............         --            --              --                --            1,691(iii)    1,691
  Property expenses.........      2,236           502             305               365               --         3,408
                                 ------         -----            ----              ----         --------        ------
    Total operating
      expenses..............      2,236           502             305               365            1,949         5,357
                                 ------         -----            ----              ----         --------        ------
    Income (loss) before
      minority interest.....    $ 2,368         $ (92)           $450            $  664          $(1,949)       $1,441
                                 ======         =====            ====              ====         ========        ======

                  FOR THE NINE MONTHS ENDED SEPTEMBER 30, 1996

                                              DELAWARE         700/800
                                 SERS         CORPORATE        BUSINESS       8000 LINCOLN      PRO FORMA      COMBINED
                             PROPERTIES(i)   CENTER I(i)   CENTER DRIVE(i)      DRIVE(i)     ADJUSTMENTS(ii)    TOTAL
                             -------------   -----------   ----------------   ------------   ---------------   --------
Revenue:
  Base rents................    $ 3,435        $ 1,666           $533             $194           $    --        $5,828
  Tenant reimbursements.....        213             --             62                2                --           277
                                 ------          -----           ----             ----          --------        ------
                                  3,648          1,666            595              196                --         6,105
                                 ------          -----           ----             ----          --------        ------
Operating expenses:
  Interest..................         --             --             --               --               194(ii)       194
  Depreciation and
    amortization............         --             --             --               --             1,268(iii)    1,268
  Property expenses.........      1,862            452            221              189                --         2,724
                                 ------          -----           ----             ----          --------        ------
    Total operating
      expenses..............      1,862            452            221              189             1,462         4,186
                                 ------          -----           ----             ----          --------        ------
    Income (loss) before
      minority interest.....    $ 1,786        $ 1,214           $374             $  7           $(1,462)       $1,919
                                 ======          =====           ====             ====          ========        ======

---------------
 (i) Reflects the historical operations of the Acquisition Properties, excluding certain expenses such as interest, depreciation and amortization, professional costs, and other costs not directly related to the future operations of the Acquisition Properties.

(ii) Reflects the interest on the note payable to the Seller of the SERS Properties using an effective rate of 8%.

(iii) Reflects the depreciation of the Acquisition Properties using a 25-year useful life.

                                                           FOR THE
                                                         YEAR ENDED           FOR THE
                                                          DECEMBER          NINE-MONTHS
                                                             31,               ENDED
Offering                                                    1995         SEPTEMBER 30, 1996
                                                         -----------     ------------------

(D)   Reflects the net reduction of interest expense
      associated with the mortgages and notes payable
      assumed to be repaid using net proceeds from the
      Offering. .......................................    $(4,355)           $ (2,746)
                                                         -----------        ----------
(E)   Reflects the net increase in amortization of
      deferred financing costs related to the mortgage
      notes paid off and the new Credit Facility. .....    $   415            $    311
                                                         -----------        ----------
(F)   Reflects adjustment for minority interest in the
      Operating Partnership of 6%. ....................    $ 1,307            $    737
                                                         -----------        ----------
(G)   To record management fees charged by the
      Management Company. .............................    $   891            $    605
                                                         -----------        ----------
(H)   To transfer general and administrative expenses
      to the Management Company. ......................    $  (562)           $   (567)
                                                         -----------        ----------
(I)   To record share of income (loss) from the
      Management Company...............................    $  (107)           $    115
                                                         -----------        ----------
(J)   To record dividends on 481,818 Preferred Shares
      at an annual rate of $4.67 per share. ...........    $ 2,248            $  1,686
                                                         -----------        ----------
(K)   Reflects the weighted average number of Common
      Shares outstanding including share equivalents.
      If all Units (509,856) were converted as of
      January 1, 1995, the weighted average number of
      shares outstanding would have been 6,818,872 and
      6,817,910, respectively. ........................